UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-01435

AMCAP Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: February 28 or 29

Date of reporting period: February 28, 2010

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Eric A. S. Richards
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

American Funds®

The right choice for the long term®

AMCAP Fund

After the storm: Lessons learned from
the market decline and resurgence

Annual report for the year ended February 28, 2010

AMCAP Fund® seeks long-term growth of capital by investing primarily in U.S. companies that have solid long-term growth records and the potential for good future growth.

This fund is one of the 30 American Funds. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2010 (the most recent calendar quarter-end):

Class A shares
Reflecting 5.75% maximum sales charge	1 year	5 years	10 years

Average annual total return	—	2.12%	1.75%
Cumulative total return	46.08%	11.07%	18.94%
The total annual fund operating expense ratio was 0.78% for Class A shares as of February 28, 2010.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 and 27 for details.

Results for other share classes can be found on page 32.

Equity investments are subject to market fluctuations. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

6	After the storm: Lessons learned from the market decline and resurgence

The past two fiscal years have been among the most challenging in AMCAP Fund’s almost 43-year history.

Contents

1	Letter to shareholders

4	The value of a long-term perspective

12	Summary investment portfolio

16	Financial statements

33	Board of directors and other officers

Fellow shareholders:

What a difference a year makes. In fiscal 2009, weak housing markets, slowing economies and a worldwide credit crunch triggered the worst crisis for the global financial system since the Great Depression. Stock markets around the world fell sharply. Then, fiscal 2010 began with the fastest market surge in 70 years, powered by monetary and fiscal stimulus, improving fundamentals, low interest rates, subdued inflation and better-than-expected corporate results.

In this volatile environment, AMCAP Fund posted a total return of 60.5%, outpacing the 53.6% of the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of mostly large U.S. stocks. As the table on the next page shows, AMCAP also did better than the 59.7% of the Lipper Multi-Cap Core Funds Index and the 56.7% return of the Lipper Growth Funds Index.

Although we are very pleased with the results for AMCAP’s fiscal year ended February 28, 2010, it’s important to point out that the fund’s recent fiscal year began just before the market lows and ended close to the near-term market highs. In many ways, the surge reflects a margins, and finding bounce back from the pessimism of the period leading up to the market low on March 9 of last year. So we encourage shareholders to assess our results by looking at longer periods.

The 10-year period ended February 28, 2010, was one of the worst decades for stocks in modern history. It included two major declines — the burst of the tech stock bubble from 2000–2002 and the recent decline. Over this difficult decade, AMCAP produced a cumulative total return of 26.3%. By comparison, the S&P 500 had a cumulative loss of 3.0%. The Lipper Multi-Cap Core Funds Index posted a cumulative total return of 5.4%, and the Lipper Growth Funds Index had a cumulative loss of 24.6%. On a cumulative basis during its almost 43-year lifetime, AMCAP has returned more than twice as much as the S&P 500.

Investment results analysis

AMCAP Fund seeks to invest in high-quality companies with a track record of growth and good future prospects. But in fiscal 2009, many fundamentally sound companies had difficulty obtaining credit, maintaining profit adequate demand for their goods and

AMCAP Fund          1

services. In many cases during this period, we chose to stay the course with these fundamentally sound companies that we believed would weather the decline, despite the economic uncertainty. It has been a successful strategy. These long-term holding periods are not necessarily the rule for all of the fund’s investments.

Many of the companies we invested in came back sharply in the recent fiscal year from their fiscal 2009 declines. Information technology companies, the fund’s largest industry sector, had a strong recovery in the past 12 months. Microsoft, the fund’s largest individual position, rose 77.5% during fiscal 2010. Other major technology contributors were Oracle (+58.6%) and Google (+55.9%). Consumer discretionary, industrial and health care companies also did especially well. Johnson Controls, a maker of components for automobile systems and building controls, rose 173.0%. Precision Castparts, manufacturer of jet engine parts, valves and industrial tools, climbed 103.4%. Medtronic, a producer of medical devices, including pacemakers, moved up 46.7%.

At the end of the year, the fund’s industry sector mix was 27.3% in information technology, 14.9% in consumer discretionary, 13.6% in industrials, 11.0% in health care, 7.6% in financials, 6.6% in energy, 4.5% in consumer staples, 2.1% in materials and 4.3% in other industries. During the fund’s fiscal year, the fund’s cash position declined from 13.6% to 8.1%, as portfolio counselors and investment analysts invested in companies selling at what they considered to be attractive stock valuations. The cash position represents the aggregate views of the six portfolio counselors and is not a top-down decision.

Looking ahead

The stock market and the economy will continue to face challenges, despite their improvement this past year. Today, economic indicators have improved from a year ago. Retail sales, industrial production and exports have picked up. After four quarters of negative gross domestic product growth, the U.S. economy grew at a 2.2% annual rate in the third quarter of 2009 and by a 5.6% annual rate in the fourth quarter. We see the beginning signs of stability, but uncertainty remains. Companies are still only tentatively replenishing their inventories, and they haven’t returned to an enthusiastic

Cumulative total returns (for periods ended 2/28/2010)

	1 year	5 years	10 years

AMCAP (Class A shares)	60.5%	9.9%	26.3%
Standard & Poor’s 500 Composite Index1	53.6	1.9	–3.0
Lipper Multi-Cap Core Funds Index2	59.7	7.1	5.4
Lipper Growth Funds Index2	56.7	0.5	–24.6

1	The S&P 500 is unmanaged, and its results do not reflect the effect of sales charges, commissions or expenses.
2	Lipper indexes do not include the effect of sales charges.
2          AMCAP Fund

hiring stance. Unemployment remains high. Even though housing starts improved in January, sales of new single-family homes declined. State and federal governments are grappling with fiscal crises.

On the other hand, many companies in AMCAP’s portfolio have emerged from the past volatile two years as stronger, leaner and more focused than when the problems began. However, we still need to monitor developments very closely. We will continue to seek to identify those companies that are well-positioned to take advantage of long-term opportunities.

This has been a particularly challenging period. We welcome our new shareholders and thank our long-term investors for their confidence in AMCAP Fund.

Cordially,

Claudia P. Huntington
Vice Chairman of the Board

Timothy D. Armour
President

April 6, 2010

We take this opportunity to thank Mike Shanahan for his many years of leadership and service as a director and officer of AMCAP Fund.

For current information about the fund, visit americanfunds.com.

AMCAP’s lifetime results (5/1/1967–2/28/2010)

Average annual total return

AMCAP	11.2%
Standard & Poor’s 500 Composite Index1	9.3
Lipper Multi-Cap Core Funds Index2	9.1
Lipper Growth Funds Index2	8.3
Consumer Price Index (inflation) 3	4.5

1	The S&P 500 is unmanaged, and its results do not reflect the effect of sales charges, commissions or expenses.
2	Lipper indexes do not include the effect of sales charges.
3	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
AMCAP Fund          3

The value of a long-term perspective

How a $10,000 investment has grown.

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The chart and accompanying table illustrate how a $10,000 investment in AMCAP grew between May 1, 1967 — when the fund began operations — and February 28, 2010.

As you can see, that $10,000 grew to $888,146 with all distributions reinvested. Over the same period, $10,000 would

Average annual total returns based on a $1,000 investment
(for periods ended February 28, 2010)*

	1 year	5 years	10 years

Class A shares	51.19%	0.71%	1.75%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 26 and 27 for details.

Total value	(dollars in thousands)

	19683	1969	1970	1971	1972	1973	1974	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988
Dividends reinvested	—	$.1	.2	.2	.2	.2	.2	.3	.3	.2	.3	.3	.4	.7	2.6	1.2	1.6	1.9	1.5	1.6	3.0
Value at fiscal year-end1	$10.1	12.2	11.8	12.6	14.9	14.0	11.0	9.9	13.9	14.2	16.6	22.7	33.5	40.5	42.6	61.5	62.1	72.2	88.7	115.7	112.0

AMCAP total return	0.6%	21.4	(3.1)	6.8	17.9	(6.2)	(21.0)	(10.3)	40.2	2.1	17.2	36.9	47.5	20.9	5.2	44.1	1.1	16.2	23.0	30.3	(3.1)

1
As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2	The maximum initial sales charge was 8.5% prior to July 1, 1988.
3	For the period May 1, 1967 (when the fund began operations), through February 29, 1968.

4	AMCAP Fund

have grown to $457,105 in the unmanaged Standard & Poor’s 500 Composite Index. The chart also records the fund’s progress relative to the rate of inflation as measured by the Consumer Price Index.

The fund’s year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown. Let’s say, for example, that you have been reinvesting all your dividends and capital gain distributions since February 28, 1995. Over the last 15 years, the value of the investment shown here more than tripled, from $240,047 to $888,146. Thus, in the same period, the value of your 1995 investment — regardless of size — has also more than tripled. While the previous year’s results have eroded gains made in recent years, it is helpful to maintain a long-term perspective.

$1,000,000
$800,000
$600,000
$400,000
$200,000
$888,146[4]
AMCAP
with dividends reinvested (cumulative lifetime return: 8,781.5%)
$457,105
S&P 500 with dividends reinvested
$65,481[5]
Consumer Price Index (inflation)
$10,000
Original investment
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010		Average annual total return for 42¾ years
3.2	3.2	3.3	2.2	2.3	1.9	2.4	3.4	2.6	2.5	3.7	3.3	4.1	3.7	1.1	.1	2.0	4.1	7.2	11.4	—	8.7
122.8	140.0	163.5	196.9	208.6	232.1	240.0	310.3	346.8	475.0	575.1	703.4	724.6	673.3	567.6	777.4	808.0	895.9	968.1	937.7	553.5	888.1

9.6	14.0	16.8	20.4	5.9	11.3	3.4	29.3	11.7	37.0	21.1	22.3	3.0	(7.1)	(15.7)	37.0	3.9	10.9	8.1	(3.1)	(41.0)	60.5	►	11.0%4

4	Includes reinvested dividends of $93,498 and reinvested capital gain distributions of $633,757.
5	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
The market indexes are unmanaged and their results do not reflect the effect of sales charges, commissions or expenses. The results shown are before taxes on fund distributions and sale of fund shares.

AMCAP Fund	5

After the storm: Lessons learned from the market decline and resurgence

AMCAP Fund

6

The past two fiscal years have been among the most challenging in AMCAP Fund’s almost 43-year history. After this tumultuous period, it’s time to consider the lessons learned from this stock market cycle.

In the pages that follow, four AMCAP portfolio counselors and an investment analyst offer their views on this important subject. They include Claudia Huntington, vice chairman of AMCAP and a portfolio counselor; Tim Armour, president and a portfolio counselor; portfolio counselors Michael Shanahan and Eric Richter; and health care investment analyst Alex Nicolaou. We hope you will gain some perspective from our roundtable discussion on how AMCAP navigated this difficult period.

What lessons have you learned during this volatile period?

Claudia Huntington: This stock market cycle, more than others I have lived through, challenged us to keep our focus on the fundamentals of the companies in our portfolio. It would have been easy to get caught up in the concerns of the moment and to lose focus on the basics. We learned to maintain our focus and be ready to take advantage of opportunities when they presented themselves.

AMCAP works very hard to invest in companies with strong fundamentals, a history of proven growth and good prospects for the future. These fundamentals were tested in the sharp market decline of 2008 and early 2009. Since March 2009, companies with these attributes have, for the most part, done well in the recovery. In other cases, some companies were added to the fund in the downturn because of their very attractive valuations. All in all, this cycle proved that focusing on the fundamentals was — and is — the right strategy.

The other lesson that we must never forget is that there is risk in investing in virtually anything, unless it’s cash under the mattress. And even then, inflation could reduce the value of that. Many companies in AMCAP have come out of this cycle as better growth companies than they were at the beginning, though their stock prices may not yet have regained previous levels. Our lesson is to continue to keep in mind that markets have risk and to always balance that against the long-term superior returns that equities can provide. The past 12 months, as an example, showed that volatility worked well on the upside, following a very difficult year.

Tim Armour: This volatile period reiterates the importance of fundamental analysis: understanding companies’ balance sheets, cash flows and income statements. Learning what makes companies work and how they make a profit is crucial. Fundamental analysis gives us the confidence to stick with these companies throughout the turbulent times we have just experienced.

Eric Richter: I learned to spend time talking with and listening to people in our organization who have a different point of view than mine. This is one of the great benefits of the multiple portfolio counselor system, in which we share ideas and value different investment approaches and styles. Talking to people with a similar framework is helpful, but there is the possibility of reinforcing each other’s conclusions.

I also learned that what had seemed to be “small percentage risks” can occur. They did during the market decline. This meant that it was extremely difficult to determine in a collapsing environment where the maximum level of panic or pessimism was. In 2008 and early 2009, there were a lot of situations that looked like a bottom, but the stocks kept declining. After March 9, 2009, many of the high-quality cyclical companies that we had invested in recovered much faster than the market as a whole once the storm began to abate.

AMCAP Fund          7

A wealth of experience

AMCAP Fund’s six portfolio counselors bring together 158 years of investment experience to managing your investment. Here are the specific years of experience for these primary decision-makers for the fund:

Portfolio counselor	Years of investment experience

R. Michael Shanahan	45
Claudia P. Huntington	37
Timothy D. Armour	27
Eric S. Richter	18
C. Ross Sappenfield	18
Barry S. Crosthwaite	13
Years of experience as of May 1, 2010.

What lessons have we learned about the origin of the recent stock market decline and resurgence?

Mike Shanahan: When the world goes to excess, it gets corrected. The excess this time was debt and problems with real estate and the effect on asset prices. We are still adjusting to new lending policies that are more carefully designed not to lend to people who can’t pay you back. It can take years before normal lending starts again. In 2009, U.S. banks posted their sharpest decline in lending since 1942. The last time this crisis happened (in the early 1930s), it took until the late 1940s for banks and financial companies to start lending again at a normal pace. Currently, the economy is on a much sounder basis, but there are still a large number of commercial bad loans to work through and a lot of troubled real estate to resell.

That said, the market recovery was spectacular. But I believe this may not be a booming recovery because there are too many problems left over. Two situations trouble me: Dividends are only half of normal in the U.S., and China has imbalances in its economy that present a risk.

Eric: I am fairly optimistic right now. We have had two good quarters of gross domestic product growth, with the current quarter looking good as well. But there are a lot of simmering problems, like the Middle East crisis, Washington gridlock and legislation that may or may not derail the recovery. Companies cut back hard in the recession, and they have been very cautious so far about hiring. Looking at all the fiscal and monetary stimulus, as well as strong improvements in business productivity, we could be very pleased a year from now at how the U.S. economy has grown.

“AMCAP works very hard to invest in companies with strong fundamentals, a history of proven growth and good prospects for the future.”

— Claudia Huntington, vice chairman

8          AMCAP Fund

We might be surprised at the rate at which employment has increased, compared with the forecast of a jobless recovery. Employers were scared by the crisis and cut back as hard as they could on employment and expenses, maybe too much in light of a growing economy. So it is reasonable to expect hiring to improve meaningfully over the next year.

Claudia: The recovery we are now in is likely to be more complicated and not as conventional as many in the past. Crises that are caused by fiscal problems are usually tougher to get through than those caused by other problems. This cycle certainly could be classified as having been caused by a fiscal crisis, so I would not be surprised to see a somewhat rocky recovery. It will take a while for lending to begin in earnest. It will take a while for consumers to spend, given the state of their finances. It will take a while before hiring begins on a wide scale until the costs and prices of doing business get clarified by all the legislation that is being discussed. Additionally, much of this recovery will depend on global economies as well as local economies. While I am optimistic about the strength of the global economy, it is unlikely to be completely smooth sailing from here. All that said, the direction is positive, and I am fairly optimistic.

Alex, how have health care companies fared during the past two years?

Alex Nicolaou: The perception was that health care would be a safe haven. In 2008, it was — for a while. But health care fundamentals turned negative in the fourth quarter of 2008 and remained so through the end of 2009. Inpatient volumes declined, as unemployment increased and out-of-pocket expenses were too high. Hospitals suffered a major budgetary crisis and weren’t able to access capital markets for funding. Equipment buying came to a halt, pricing began to turn negative and the prospect of health care reform caused uncertainty in the entire group. This is somewhat expected, as health care companies tend to lag the economy, and we are indeed seeing the early signs of a rebound.

What lessons have we learned about investing outside the United States?

Claudia: Think global and act local. Many AMCAP companies based in the United

“Currently, the economy is on a much sounder basis, but there are still a large number of commercial bad loans to work through and a lot of troubled real estate to resell.”

— Michael Shanahan, portfolio counselor

AMCAP Fund          9

“This volatile period reiterates the importance of fundamental analysis: understanding companies’ balance sheets, cash flows and income statements.”

— Tim Armour, portfolio counselor

States do a lot of business overseas. Companies that held up better than others were those that were able to take advantage of their position in the global markets when sales and profits weren’t growing in the U.S. Their global businesses helped them recover more swiftly than companies that do business only in the U.S.

Have companies become more productive?

Claudia: Yes. In the downturn, many companies were careful in cost-cutting and in conserving cash. If they were carrying too much debt, they tried to delever, as hard as that was. So at this point, companies are very lean and their inventories are still generally quite low. Capital spending and hiring haven’t picked up. Just like investors, companies are nervous about the future, although they are far less so now than they were a year ago.

Alex: Most health care companies took action to become leaner, more efficient and more profitable. They reduced their headcounts, consolidated manufacturing plants, invested in faster growing regions,

Rolling 10-year stock market returns from 1925 to 2009

The chart shows monthly rolling 10-year average annual returns for the S&P 500. The index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.

10         AMCAP Fund

and maintained a healthy dose of research and development. While sales growth did slow down in 2009, earnings remained fairly healthy and the outlook for 2010 can be bright, as revenues could begin to reaccelerate off a smaller, more efficient cost base. Importantly, research and development remained healthy throughout the downturn, and pipelines for new products are robust. This could translate into higher profits the next few years and sustained growth, given the continued focus on product development.

What major issues are companies facing?

Claudia: Uncertainty surrounding tax, regulatory or cost issues weighs on companies. It still remains to be seen how taxes will change and by how much health care costs will rise, and there still are questions on how the banking system will be regulated. And until that gets clarified, banks may be reticent to lend and instead may work on improving their balance sheets. And, of course, companies are waiting to see how strong the recovery may be. My hope is that by the fall, the economy will be on a firmer path to growth, but in the meantime, we may have a pattern of two steps forward and one step back on the road to recovery.

What are the lessons for shareholders?

Tim: It’s not surprising that investors are nervous, considering what has happened in the past 10 years. The chart on page 10 compares equity returns to comparable periods in the past, and highlights how the S&P 500 endured one of the worst stretches for equity returns since the 1930s. The last decade also had two major declines — when the Internet bubble burst in 2000–2002 and the recent credit decline.

The key element of successful investing is to follow a long-term approach. The 2008–2009 period was one of the most frightening periods that most of us have ever lived through. So it was easy to question whether you should stay the course. I think a lot of investors got scared and couldn’t hold their stock growth fund positions. But it is during these periods of strife, uncertainty and trauma that the best long-term investment opportunities arise. In fact, we had a great opportunity to buy good companies at attractive prices when there was the most amount of stress and fear.

Alex: This great recession will be studied for decades, and while I am not convinced we have heard the last of the financial crisis, the scars we all share from this downturn will act as reminders that we must never underestimate the volatility of the market, the importance of patience, fundamental analysis and a disciplined approach to investing. ▪

“This great recession will be studied for decades, and while I am not convinced we have heard the last of the financial crisis, the scars we all share from this downturn will act as reminders that we must never underestimate the volatility of the market.”

— Alex Nicolaou, investment analyst
AMCAP Fund         11

Summary investment portfolio February 28, 2010

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

Industry sector diversification (percent of net assets)

Common stocks— 91.89%	Shares	Value (000)	Percent of net assets
Information technology — 27.33%
Microsoft Corp.	20,295,000	$581,655	2.96%
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.

Oracle Corp.	18,420,000	454,053	2.31
Major supplier of database management software. Also develops business applications and provides consulting and support.

Google Inc., Class A1	852,300	448,992	2.28
One of the most frequently used website search engines in the world.

Accenture PLC, Class A	10,060,000	402,098	2.05
Management consulting, technology services and outsourcing company.

Yahoo! Inc.1	21,395,000	327,557	1.67
One of the three largest Internet portals, offering online media, commerce and communications services to consumers and businesses worldwide.

Corning Inc.	17,260,000	304,294	1.55
Leading manufacturer of optical fiber, ceramics and high-performance glass used in industrial and scientific products.

Hewlett-Packard Co.	5,400,000	274,266	1.40
A premier manufacturer of servers, software, printing systems and PCs.

Cisco Systems, Inc.1	9,169,300	223,089	1.13
The leading maker of equipment used in Internet networking.

SAP AG	4,850,000	216,482	1.10
A leading developer of software for business applications. Also provides information technology services.

Apple Inc.1	920,000	188,250.96
Manufacturer of personal computers and various software products, as well as portable media players, browsers and smartphones.

Automatic Data Processing, Inc.	3,900,000	162,279.83
Major provider of payroll processing and data communications services.

MasterCard Inc., Class A	675,000	151,450.77
Major transaction processing company that manages several payment card brands.

Other securities		1,635,268	8.32

		5,369,733	27.33

12         AMCAP Fund

	Shares	Value (000)	Percent of net assets
Consumer discretionary — 14.88%
Johnson Controls, Inc.	10,239,000	$318,433	1.62%
A leading manufacturer of components for automotive systems and building controls.

Omnicom Group Inc.	7,951,000	291,166	1.48
One of the world’s largest advertising and marketing companies.

Best Buy Co., Inc.	5,650,000	206,225	1.05
This leading consumer electronics retailer also sells home office products, entertainment software and appliances.

YUM! Brands, Inc.	5,976,000	201,511	1.03
Quick-service-oriented restaurant company whose brands include KFC, Long John Silver’s, Pizza Hut and Taco Bell.

Harman International Industries, Inc.1,2	4,051,200	174,769.89
Global manufacturer of audio products and electronic systems.

Staples, Inc.	6,565,000	169,114.86
Among the leaders in sales of office supplies and equipment.

Lowe’s Companies, Inc.	7,117,000	168,744.86
Among America’s largest do-it-yourself home improvement retailers.

Apollo Group, Inc., Class A1	2,750,000	164,670.84
Provides higher education programs for working adults through subsidiaries including the University of Phoenix and Western International University.

Time Warner Inc.	5,133,333	149,072.76
This media and communications conglomerate combines Internet services with film, TV, cable and publishing.

Target Corp.	2,650,000	136,528.69
Operates Target, a major chain of general merchandise and food discount stores in the U.S.

Other securities		943,674	4.80

		2,923,906	14.88

Industrials — 13.60%
Precision Castparts Corp.	3,814,924	430,133	2.19
Manufactures jet engine parts, valves and industrial tools.

General Dynamics Corp.	4,365,000	316,681	1.61
This major defense contractor manufactures warships, submarines and information systems.

Union Pacific Corp.	3,476,100	234,185	1.19
Operates the largest railroad in the U.S.; also delivers freight to Canada and Mexico.

Robert Half International Inc.	7,359,000	205,316	1.05
One of the world’s largest providers of professional staffing services.

United Technologies Corp.	2,850,000	195,652	1.00
Among the world’s leading producers of elevators, jet engines, helicopters, aerospace systems, security services, and heating and air conditioning systems.

CSX Corp.	3,801,500	180,419.92
Operates a major rail system and provides freight transportation across the U.S.

United Parcel Service, Inc., Class B	2,820,000	165,647.84
The world’s largest package delivery company and express carrier.

Manpower Inc.	2,606,000	134,261.68
Provides temporary staffing services around the world.

Other securities		809,667	4.12

		2,671,961	13.60

Health care — 11.02%
Medtronic, Inc.	9,970,000	432,698	2.20
A leading producer of medical devices, including pacemakers and implantable defibrillators.

McKesson Corp.	4,600,000	272,090	1.39
A leading distributor of pharmaceuticals in the U.S.

Hologic, Inc.1	12,001,100	207,019	1.05
Manufacturer of various medical technologies relating to women’s health care.

AMCAP Fund         13

Common stocks	Shares	Value (000)	Percent of net assets
Health care (continued)
Roche Holding AG	865,000	$144,597.74%
A world leader in pharmaceuticals and diagnostic research.

Other securities		1,108,190	5.64

		2,164,594	11.02

Financials — 7.61%
Capital One Financial Corp.	6,000,000	226,500	1.15
One of the largest U.S. credit card issuers.

State Street Corp.	4,852,200	217,912	1.11
This global investment management company serves pension plan and mutual fund managers, large businesses and government.

Wells Fargo & Co.	7,479,600	204,492	1.04
One of the largest banks in the U.S. and a leader in online banking.

Bank of New York Mellon Corp.	7,136,000	203,519	1.04
Asset management and securities services company providing a wide array of financial solutions for businesses, individuals and advisers.

JPMorgan Chase & Co.	3,950,000	165,782.84
Leading global financial services firm operating in the investment banking, transaction processing, asset and wealth management, and private equity sectors.

American Express Co.	3,500,000	133,665.68
A leading travel and financial services company.

Other securities		344,592	1.75

		1,496,462	7.61

Energy — 6.61%
Schlumberger Ltd.	5,440,000	332,384	1.69
A leading provider of services and technology to the petroleum industry.

EOG Resources, Inc.	1,667,900	156,866.80
An oil and gas exploration and production company with global operations.

FMC Technologies, Inc.1	2,420,000	135,932.69
Engaged in offshore energy production, food processing and airplane loading systems.

Apache Corp.	1,300,000	134,732.69
An independent oil and gas exploration and development company with onshore and offshore operations worldwide.

Other securities		537,951	2.74

		1,297,865	6.61

Consumer staples — 4.54%
PepsiCo, Inc.	3,042,481	190,064.97
A global soft drink and snack foods company.

CVS/Caremark Corp.	5,500,000	185,625.95
A major U.S. drugstore chain.

L’Oréal SA	1,450,000	150,187.76
One of the world’s largest makers of beauty products. In addition to L’Oréal, its brands include Maybelline and Lancôme.

Other securities		365,849	1.86

		891,725	4.54

Materials — 2.05%
Other securities		402,411	2.05

Other — 0.44%
Other securities		86,179.44

14         AMCAP Fund

		Value (000)	Percent of net assets
Miscellaneous — 3.81%
Other common stocks in initial period of acquisition		$749,045	3.81%

Total common stocks (cost: $14,759,597,000)		18,053,881	91.89

Convertible securities — 0.00%	Shares
Consumer discretionary — 0.00%
Johnson Controls, Inc. 11.50% convertible preferred 2012, units	4,600	722.00

Total convertible securities (cost: $230,000)		722.00

Short-term securities — 8.00%	Principal amount (000)

Fannie Mae 0.085%–0.35% due 3/24-10/4/2010	$385,721	385,589	1.96

Freddie Mac 0.12%–0.435% due 4/7-9/1/2010	258,300	258,176	1.32

Federal Home Loan Bank 0.08%–0.14% due 3/3-5/21/2010	253,500	253,469	1.29

U.S. Treasury Bills 0.085%–0.28% due 3/25-8/26/2010	225,600	225,519	1.15

Jupiter Securitization Co., LLC 0.13%–0.19% due 3/1-5/12/20103	92,600	92,552.47

Hewlett-Packard Co. 0.10% due 3/19/20103	25,500	25,499.13

Other securities		329,972	1.68

Total short-term securities (cost: $1,570,680,000)		1,570,776	8.00

Total investment securities (cost: $16,330,507,000)		19,625,379	99.89
Other assets less liabilities		22,225.11

Net assets		$19,647,604	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed. “Other securities” include all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended February 28, 2010, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 2/28/2010 (000)

Harman International Industries, Inc.1	3,320,000	755,900	24,700	4,051,200	$—	$174,769
Tractor Supply Co.1	1,525,000	500,000	—	2,025,000	—	110,808
Portfolio Recovery Associates, Inc.1	975,391	17,609	2,400	990,600	—	52,829
Bare Escentuals, Inc.4	5,735,000	—	5,735,000	—	—	—
Medicis Pharmaceutical Corp., Class A4	3,625,000	—	3,625,000	—	250	—
Williams-Sonoma, Inc.4	6,174,900	173,100	4,848,000	1,500,000	1,980	—
					$2,230	$338,406

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Security did not produce income during the last 12 months.
2	Represents an affiliated company as defined under the Investment Company Act of 1940.
3
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $390,145,000, which represented 1.99% of the net assets of the fund.

4	Unaffiliated issuer at 2/28/2010.
The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

AMCAP Fund         15

Financial statements

Statement of assets and liabilities at February 28, 2010	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $15,989,125)	$19,286,973
Affiliated issuers (cost: $341,382)	338,406	$19,625,379

Cash		89
Receivables for:
Sales of investments	47,876
Sales of fund’s shares	26,302
Dividends and interest	24,492	98,670

		19,724,138
Liabilities:
Payables for:
Purchases of investments	26,266
Repurchases of fund’s shares	29,239
Investment advisory services	4,833
Services provided by affiliates	13,479
Directors’ deferred compensation	1,499
Other	1,218	76,534

Net assets at February 28, 2010		$19,647,604

Net assets consist of:
Capital paid in on shares of capital stock		$19,351,033
Undistributed net investment income		84,598
Accumulated net realized loss		(3,082,899)
Net unrealized appreciation		3,294,872

Net assets at February 28, 2010		$19,647,604

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 2,000,000 shares, $1.00 par value (1,194,497 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share *

Class A	$12,973,370	783,998	$16.55

Class B	631,982	39,878	15.85

Class C	1,064,816	67,720	15.72

Class F-1	1,421,172	86,228	16.48

Class F-2	366,954	22,104	16.60

Class 529-A	474,387	28,774	16.49

Class 529-B	71,941	4,539	15.85

Class 529-C	134,096	8,457	15.86

Class 529-E	27,182	1,669	16.28

Class 529-F-1	19,582	1,186	16.52

Class R-1	39,843	2,492	15.99

Class R-2	382,654	23,960	15.97

Class R-3	540,760	33,123	16.33

Class R-4	377,607	22,925	16.47

Class R-5	741,519	44,572	16.64

Class R-6	379,739	22,872	16.60

*
Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $17.56 and $17.50, respectively.

See Notes to Financial Statements

16         AMCAP Fund

Statement of operations for the year ended February 28, 2010	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $2,697; also includes $2,230 from affiliates)	$234,971
Interest	3,913	$238,884

Fees and expenses*:
Investment advisory services	58,172
Distribution services	54,737
Transfer agent services	21,869
Administrative services	9,540
Reports to shareholders	1,450
Registration statement and prospectus	4,180
Directors’ compensation	1,035
Auditing and legal	117
Custodian	240
State and local taxes	1
Other	1,293	152,634

Net investment income		86,250

Net realized loss and unrealized appreciation on investments and currency:
Net realized (loss) gain on:
Investments (including $88,311 net loss from affiliates)	(779,916)
Currency transactions	450	(779,466)

Net unrealized appreciation on:
Investments	8,316,044
Currency translations	57	8,316,101

Net realized loss and unrealized appreciation on investments and currency		7,536,635

Net increase in net assets resulting from operations		$7,622,885

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
See Notes to Financial Statements

AMCAP Fund         17

Statements of changes in net assets	(dollars in thousands)

	Year ended February 28, 2010	Year ended February 28, 2009

Operations:
Net investment income	$86,250	$188,389
Net realized loss on investments and currency transactions	(779,466)	(2,303,365)
Net unrealized appreciation (depreciation) on investments and currency translations	8,316,101	(7,434,726)

Net increase (decrease) in net assets resulting from operations	7,622,885	(9,549,702)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(181,054)	—
Distributions from net realized gain on investments	—	(938,078)

Total dividends and distributions paid to shareholders	(181,054)	(938,078)

Net capital share transactions	(808,734)	(1,160,523)

Total increase (decrease) in net assets	6,633,097	(11,648,303)
Net assets:
Beginning of year	13,014,507	24,662,810

End of year (including undistributed net investment income: $84,598 and $179,211, respectively)	$19,647,604	$13,014,507

See Notes to Financial Statements

18         AMCAP Fund

Notes to financial statements

1. Organization and significant accounting policies

Organization — AMCAP Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company. The fund seeks long-term growth of capital by investing primarily in U.S. companies that have solid long-term growth records and the potential for good future growth.

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in 2010 or early 2011; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature

Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None

Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years

Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years

Class 529-C	None	1% for redemptions within one year of purchase	None

Class 529-E	None	None	None

Classes F-1, F-2 and 529-F-1	None	None	None

Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

*Effective April 21, 2009, Class B and 529-B shares of the fund are not available for purchase.
On May 1, 2009, the fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). Refer to the fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies — The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value — The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.
AMCAP Fund         19

Security valuation — Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund’s board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

20         AMCAP Fund

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Investors in the fund should have a long-term perspective and, for example, be able to tolerate potentially sharp declines in value.

The prices of the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

3. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended February 28, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for tax years before 2005.

Non-U.S. taxation — Dividend income is recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended February 28, 2010, the fund reclassified $450,000 from accumulated net realized loss to undistributed net investment income and $259,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of February 28, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

		(dollars in thousands)

Undistributed ordinary income		$86,101
Capital loss carryforwards*:
Expiring 2017	$(860,717)
Expiring 2018	(2,221,999)	(3,082,716)

Gross unrealized appreciation on investment securities		4,121,800
Gross unrealized depreciation on investment securities		(827,115)
Net unrealized appreciation on investment securities		3,294,685

Cost of investment securities		16,330,694

*         The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

AMCAP Fund         21

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended February 28, 2010			Year ended February 28, 2009

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$132,922	$—	$132,922	$—	$621,109	$621,109
Class B	1,312	—	1,312	—	39,384	39,384
Class C	2,279	—	2,279	—	58,353	58,353
Class F-1	14,462	—	14,462	—	92,611	92,611
Class F-2*	2,791	—	2,791	—	—	—
Class 529-A	4,608	—	4,608	—	18,357	18,357
Class 529-B	204	—	204	—	3,329	3,329
Class 529-C	395	—	395	—	5,770	5,770
Class 529-E	205	—	205	—	1,043	1,043
Class 529-F-1	230	—	230	—	749	749
Class R-1	166	—	166	—	1,617	1,617
Class R-2	1,184	—	1,184	—	16,318	16,318
Class R-3	3,791	—	3,791	—	27,709	27,709
Class R-4	4,322	—	4,322	—	16,070	16,070
Class R-5	9,204	—	9,204	—	35,659	35,659
Class R-6†	2,979	—	2,979	—	—	—

Total	$181,054	$—	$181,054	$—	$938,078	$938,078

*         Class F-2 was offered beginning August 1, 2008.
†         Class R-6 was offered beginning May 1, 2009.

4. Fees and transactions with related parties

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent.

Investment advisory services — The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.290% on such assets in excess of $27 billion. For the year ended February 28, 2010, the investment advisory services fee was $58,172,000, which was equivalent to an annualized rate of 0.329% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of February 28, 2010, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

22         AMCAP Fund

Share class	Currently approved limits	Plan limits

Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services — The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended February 28, 2010, were as follows (dollars in thousands):

			Administrative services

Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services

Class A	$26,507	$20,766	Not applicable	Not applicable	Not applicable
Class B	6,244	1,103	Not applicable	Not applicable	Not applicable
Class C	9,745		$1,464	$299	Not applicable
Class F-1	3,208		1,592	150	Not applicable
Class F-2	Not applicable		330	21	Not applicable
Class 529-A	848		516	93	$411
Class 529-B	655		83	27	66
Class 529-C	1,167		148	43	117
		Included in
Class 529-E	119	administrative	30	5	24
		services
Class 529-F-1	—		21	4	17
Class R-1	343		44	16	Not applicable
Class R-2	2,555		509	1,131	Not applicable
Class R-3	2,424		708	349	Not applicable
Class R-4	922		526	17	Not applicable
Class R-5	Not applicable		644	7	Not applicable
Class R-6*	Not applicable		128	—†	Not applicable

Total	$54,737	$21,869	$6,743	$2,162	$635

*         Class R-6 was offered beginning May 1, 2009.
†         Amount less than one thousand.

AMCAP Fund         23

Directors’ deferred compensation — Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $1,035,000, shown on the accompanying financial statements, includes $457,000 in current fees (either paid in cash or deferred) and a net increase of $578,000 in the value of the deferred amounts.

Affiliated Officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of February 28, 2010 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total

Common stocks:
Information technology	$5,369,733	$—	$—	$5,369,733
Consumer discretionary	2,923,906	—	—	2,923,906
Industrials	2,671,961	—	—	2,671,961
Health care	2,164,594	—	—	2,164,594
Financials	1,496,462	—	—	1,496,462
Energy	1,297,865	—	—	1,297,865
Consumer staples	891,725	—	—	891,725
Materials	402,411	—	—	402,411
Other	86,179	—	—	86,179
Miscellaneous	749,045	—	—	749,045
Convertible securities	—	722	—	722
Short-term securities	—	1,570,776	—	1,570,776

Total	$18,053,881	$1,571,498	$—	$19,625,379

24         AMCAP Fund

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales1		Reinvestments of dividends and distributions		Repurchases1		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended February 28, 2010

Class A	$1,507,879	104,997	$126,497	9,398	$(2,299,485)	(162,394)	$(665,109)	(47,999)
Class B	23,505	1,788	1,265	98	(165,417)	(12,007)	(140,647)	(10,121)
Class C	121,330	8,798	2,165	168	(208,216)	(15,531)	(84,721)	(6,565)
Class F-1	281,641	19,567	12,582	939	(519,481)	(37,981)	(225,258)	(17,475)
Class F-2	263,691	18,036	1,996	148	(64,898)	(4,417)	200,789	13,767
Class 529-A	59,495	4,080	4,608	343	(46,183)	(3,197)	17,920	1,226
Class 529-B	2,201	171	204	15	(6,636)	(483)	(4,231)	(297)
Class 529-C	18,923	1,351	393	30	(17,272)	(1,241)	2,044	140
Class 529-E	3,986	280	205	15	(3,393)	(238)	798	57
Class 529-F-1	4,223	291	230	17	(3,598)	(248)	855	60
Class R-1	12,124	854	165	13	(10,497)	(737)	1,792	130
Class R-2	91,844	6,686	1,183	91	(90,288)	(6,470)	2,739	307
Class R-3	124,096	8,706	3,784	284	(141,784)	(9,800)	(13,904)	(810)
Class R-4	133,309	9,217	4,319	323	(163,311)	(10,835)	(25,683)	(1,295)
Class R-5	196,892	13,697	9,194	681	(391,376)	(28,712)	(185,290)	(14,334)
Class R-62	327,153	23,905	2,979	221	(20,960)	(1,254)	309,172	22,872

Total net increase (decrease)	$3,172,292	222,424	$171,769	12,784	$(4,152,795)	(295,545)	$(808,734)	(60,337)

Year ended February 28, 2009

Class A	$2,031,710	140,956	$596,800	34,698	$(3,325,626)	(233,947)	$(697,116)	(58,293)
Class B	56,893	4,006	38,002	2,299	(203,079)	(14,362)	(108,184)	(8,057)
Class C	184,522	13,664	55,790	3,401	(400,253)	(28,945)	(159,941)	(11,880)
Class F-1	503,663	35,048	83,010	4,851	(1,051,411)	(72,303)	(464,738)	(32,404)
Class F-23	117,839	9,582	—	—	(14,721)	(1,245)	103,118	8,337
Class 529-A	60,850	4,067	18,352	1,070	(43,463)	(3,017)	35,739	2,120
Class 529-B	6,477	450	3,329	201	(7,032)	(509)	2,774	142
Class 529-C	18,181	1,259	5,766	348	(18,794)	(1,352)	5,153	255
Class 529-E	4,038	281	1,043	61	(2,761)	(192)	2,320	150
Class 529-F-1	4,736	311	749	44	(3,407)	(237)	2,078	118
Class R-1	10,855	723	1,609	96	(10,141)	(705)	2,323	114
Class R-2	100,826	6,952	16,308	977	(107,330)	(7,410)	9,804	519
Class R-3	144,480	9,603	27,641	1,627	(255,728)	(17,046)	(83,607)	(5,816)
Class R-4	130,418	8,744	16,066	938	(232,374)	(14,267)	(85,890)	(4,585)
Class R-5	415,141	26,109	35,408	2,051	(174,905)	(11,887)	275,644	16,273

Total net increase (decrease)	$3,790,629	261,755	$899,873	52,662	$(5,851,025)	(407,424)	$(1,160,523)	(93,007)

1	Includes exchanges between share classes of the fund.
2	Class R-6 was offered beginning May 1, 2009.
3	Class F-2 was offered beginning August 1, 2008.
7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $4,657,616,000 and $5,339,823,000, respectively, during the year ended February 28, 2010.

AMCAP Fund         25

Financial highlights1

Income (loss) from investment operations2	Dividends and distributions

Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return3,4	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments/ waivers	Ratio of expenses to average net assets after reimburse- ments/ waivers4	Ratio of net income (loss) to average net assets4
Class A:
Year ended 2/28/2010	$10.44	$.08	$6.19	$6.27	$(.16)	$—	$(.16)	$16.55	60.46%	$12,973.78%	.78%	.57%
Year ended 2/28/2009	18.41	.16	(7.43)	(7.27)	—	(.70)	(.70)	10.44	(40.97)	8,687.74	.71	1.03
Year ended 2/29/2008	20.29	.25	(.77)	(.52)	(.24)	(1.12)	(1.36)	18.41	(3.14)	16,387.68	.65	1.21
Year ended 2/28/2007	19.48	.18	1.37	1.55	(.16)	(.58)	(.74)	20.29	8.07	17,341.68	.65	.91
Year ended 2/28/2006	18.02	.12	1.82	1.94	(.09)	(.39)	(.48)	19.48	10.87	16,091.68	.65	.66
Class B:
Year ended 2/28/2010	9.98	(.03)	5.93	5.90	(.03)	—	(.03)	15.85	59.16	632	1.55	1.55	(.20)
Year ended 2/28/2009	17.75	.04	(7.11)	(7.07)	—	(.70)	(.70)	9.98	(41.38)	499	1.50	1.48	.26
Year ended 2/29/2008	19.59	.09	(.76)	(.67)	(.05)	(1.12)	(1.17)	17.75	(3.92)	1,031	1.45	1.42	.44
Year ended 2/28/2007	18.83	.02	1.32	1.34	—	(.58)	(.58)	19.59	7.23	1,163	1.46	1.42	.13
Year ended 2/28/2006	17.48	(.02)	1.76	1.74	—	(.39)	(.39)	18.83	10.04	1,139	1.47	1.44	(.13)
Class C:
Year ended 2/28/2010	9.90	(.03)	5.88	5.85	(.03)	—	(.03)	15.72	59.18	1,065	1.56	1.56	(.21)
Year ended 2/28/2009	17.63	.03	(7.06)	(7.03)	—	(.70)	(.70)	9.90	(41.44)	736	1.52	1.49	.24
Year ended 2/29/2008	19.46	.08	(.74)	(.66)	(.05)	(1.12)	(1.17)	17.63	(3.93)	1,519	1.50	1.47	.39
Year ended 2/28/2007	18.72	.01	1.31	1.32	—	(.58)	(.58)	19.46	7.16	1,667	1.51	1.48	.07
Year ended 2/28/2006	17.39	(.03)	1.75	1.72	—	(.39)	(.39)	18.72	9.98	1,607	1.52	1.49	(.18)
Class F-1:
Year ended 2/28/2010	10.39	.09	6.16	6.25	(.16)	—	(.16)	16.48	60.46	1,421.74	.74	.61
Year ended 2/28/2009	18.31	.16	(7.38)	(7.22)	—	(.70)	(.70)	10.39	(40.92)	1,077.70	.67	1.06
Year ended 2/29/2008	20.20	.25	(.78)	(.53)	(.24)	(1.12)	(1.36)	18.31	(3.19)	2,492.68	.65	1.20
Year ended 2/28/2007	19.40	.18	1.36	1.54	(.16)	(.58)	(.74)	20.20	8.06	2,506.68	.65	.90
Year ended 2/28/2006	17.94	.12	1.82	1.94	(.09)	(.39)	(.48)	19.40	10.90	2,132.71	.68	.63
Class F-2:
Year ended 2/28/2010	10.46	.12	6.20	6.32	(.18)	—	(.18)	16.60	60.82	367.52	.52	.79
Period from 8/1/2008 to 2/28/2009	16.52	.10	(6.16)	(6.06)	—	—	—	10.46	(36.68)	87.50	5.48	5	1.50	5
Class 529-A:
Year ended 2/28/2010	10.41	.08	6.17	6.25	(.17)	—	(.17)	16.49	60.35	474.83	.83	.51
Year ended 2/28/2009	18.36	.15	(7.40)	(7.25)	—	(.70)	(.70)	10.41	(40.97)	287.79	.76	.98
Year ended 2/29/2008	20.25	.23	(.78)	(.55)	(.22)	(1.12)	(1.34)	18.36	(3.26)	467.76	.73	1.12
Year ended 2/28/2007	19.45	.17	1.36	1.53	(.15)	(.58)	(.73)	20.25	7.99	432.74	.71	.84
Year ended 2/28/2006	17.99	.11	1.82	1.93	(.08)	(.39)	(.47)	19.45	10.85	339.75	.72	.60
Class 529-B:
Year ended 2/28/2010	10.00	(.04)	5.93	5.89	(.04)	—	(.04)	15.85	59.02	72	1.64	1.64	(.29)
Year ended 2/28/2009	17.81	.02	(7.13)	(7.11)	—	(.70)	(.70)	10.00	(41.47)	48	1.60	1.57	.17
Year ended 2/29/2008	19.65	.06	(.74)	(.68)	(.04)	(1.12)	(1.16)	17.81	(3.99)	84	1.57	1.54	.31
Year ended 2/28/2007	18.91	— 6	1.32	1.32	—	(.58)	(.58)	19.65	7.09	84	1.57	1.54	.01
Year ended 2/28/2006	17.58	(.05)	1.77	1.72	—	(.39)	(.39)	18.91	9.87	73	1.61	1.58	(.27)
Class 529-C:
Year ended 2/28/2010	10.00	(.04)	5.95	5.91	(.05)	—	(.05)	15.86	59.02	134	1.63	1.63	(.28)
Year ended 2/28/2009	17.82	.03	(7.15)	(7.12)	—	(.70)	(.70)	10.00	(41.44)	83	1.59	1.57	.17
Year ended 2/29/2008	19.67	.06	(.74)	(.68)	(.05)	(1.12)	(1.17)	17.82	(4.00)	144	1.57	1.54	.31
Year ended 2/28/2007	18.93	— 6	1.32	1.32	—	(.58)	(.58)	19.67	7.08	136	1.56	1.53	.02
Year ended 2/28/2006	17.59	(.05)	1.78	1.73	—	(.39)	(.39)	18.93	9.92	110	1.59	1.56	(.25)
Class 529-E:
Year ended 2/28/2010	10.28	.03	6.10	6.13	(.13)	—	(.13)	16.28	59.86	27	1.13	1.13	.22
Year ended 2/28/2009	18.20	.10	(7.32)	(7.22)	—	(.70)	(.70)	10.28	(41.17)	17	1.09	1.06	.69
Year ended 2/29/2008	20.07	.17	(.76)	(.59)	(.16)	(1.12)	(1.28)	18.20	(3.50)	27	1.06	1.03	.82
Year ended 2/28/2007	19.28	.10	1.35	1.45	(.08)	(.58)	(.66)	20.07	7.66	25	1.05	1.02	.54
Year ended 2/28/2006	17.85	.05	1.80	1.85	(.03)	(.39)	(.42)	19.28	10.46	20	1.08	1.05	.27
See page 27 for footnotes.

26         AMCAP Fund

		Income (loss) from investment operations2			Dividends and distributions

	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return4	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments/ waivers	Ratio of expenses to average net assets after reimburse- ments/ waivers4	Ratio of net income (loss) to average net assets4
Class 529-F-1:
Year ended 2/28/2010	$10.43	$.11	$6.18	$6.29	$(.20)	$—	$(.20)	$16.52	60.70%	$20.63%		.63%	.72%
Year ended 2/28/2009	18.36	.18	(7.41)	(7.23)	—	(.70)	(.70)	10.43	(40.86)	12.59		.56	1.18
Year ended 2/29/2008	20.26	.27	(.77)	(.50)	(.28)	(1.12)	(1.40)	18.36	(3.07)	18.56		.53	1.30
Year ended 2/28/2007	19.46	.20	1.37	1.57	(.19)	(.58)	(.77)	20.26	8.20	14.55		.52	1.04
Year ended 2/28/2006	17.99	.14	1.82	1.96	(.10)	(.39)	(.49)	19.46	10.99	10.62		.59	.73
Class R-1:
Year ended 2/28/2010	10.09	(.03)	6.00	5.97	(.07)	—	(.07)	15.99	59.14	40	1.53	1.53	(.19)
Year ended 2/28/2009	17.95	.04	(7.20)	(7.16)	—	(.70)	(.70)	10.09	(41.36)	24	1.48	1.45	.29
Year ended 2/29/2008	19.80	.08	(.76)	(.68)	(.05)	(1.12)	(1.17)	17.95	(3.93)	40	1.50	1.47	.39
Year ended 2/28/2007	19.04	.02	1.32	1.34	—	(.58)	(.58)	19.80	7.14	43	1.50	1.47	.09
Year ended 2/28/2006	17.69	(.03)	1.77	1.74	—	(.39)	(.39)	19.04	9.92	35	1.55	1.51	(.19)
Class R-2:
Year ended 2/28/2010	10.08	(.04)	5.98	5.94	(.05)	—	(.05)	15.97	59.02	383	1.60	1.60	(.25)
Year ended 2/28/2009	17.94	.03	(7.19)	(7.16)	—	(.70)	(.70)	10.08	(41.44)	238	1.59	1.57	.17
Year ended 2/29/2008	19.79	.08	(.76)	(.68)	(.05)	(1.12)	(1.17)	17.94	(3.95)	415	1.53	1.47	.38
Year ended 2/28/2007	19.03	.02	1.32	1.34	—	(.58)	(.58)	19.79	7.15	427	1.59	1.46	.09
Year ended 2/28/2006	17.66	(.03)	1.79	1.76	—	(.39)	(.39)	19.03	10.05	358	1.66	1.48	(.17)
Class R-3:
Year ended 2/28/2010	10.29	.04	6.11	6.15	(.11)	—	(.11)	16.33	60.02	541	1.08	1.08	.27
Year ended 2/28/2009	18.21	.11	(7.33)	(7.22)	—	(.70)	(.70)	10.29	(41.15)	349	1.05	1.02	.70
Year ended 2/29/2008	20.08	.18	(.78)	(.60)	(.15)	(1.12)	(1.27)	18.21	(3.51)	724	1.04	1.01	.85
Year ended 2/28/2007	19.28	.11	1.35	1.46	(.08)	(.58)	(.66)	20.08	7.68	747	1.04	1.01	.55
Year ended 2/28/2006	17.86	.05	1.80	1.85	(.04)	(.39)	(.43)	19.28	10.45	662	1.06	1.02	.29
Class R-4:
Year ended 2/28/2010	10.40	.08	6.16	6.24	(.17)	—	(.17)	16.47	60.42	378.77		.77	.57
Year ended 2/28/2009	18.33	.16	(7.39)	(7.23)	—	(.70)	(.70)	10.40	(40.93)	252.73		.70	1.04
Year ended 2/29/2008	20.22	.24	(.78)	(.54)	(.23)	(1.12)	(1.35)	18.33	(3.22)	528.73		.70	1.16
Year ended 2/28/2007	19.42	.17	1.35	1.52	(.14)	(.58)	(.72)	20.22	7.97	555.73		.70	.85
Year ended 2/28/2006	17.99	.11	1.81	1.92	(.10)	(.39)	(.49)	19.42	10.79	405.75		.71	.61
Class R-5:
Year ended 2/28/2010	10.50	.13	6.22	6.35	(.21)	—	(.21)	16.64	60.97	741.47		.47	.89
Year ended 2/28/2009	18.45	.20	(7.45)	(7.25)	—	(.70)	(.70)	10.50	(40.77)	619.43		.40	1.35
Year ended 2/29/2008	20.35	.30	(.77)	(.47)	(.31)	(1.12)	(1.43)	18.45	(2.93)	787.43		.40	1.43
Year ended 2/28/2007	19.55	.23	1.36	1.59	(.21)	(.58)	(.79)	20.35	8.29	514.43		.40	1.15
Year ended 2/28/2006	18.07	.17	1.83	2.00	(.13)	(.39)	(.52)	19.55	11.19	359.44		.41	.90
Class R-6:
Period from 5/1/2009 to 2/28/2010	13.04	.11	3.61	3.72	(.16)	—	(.16)	16.60	28.85	380.425		.425	.905

	Year ended February 28 or 29

	2010	2009	2008	2007	2006

Portfolio turnover rate for all classes of shares	29%	37%	29%	20%	20%

1	Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
2	Based on average shares outstanding.
3	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
4
This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.

5	Annualized.
6	Amount less than $.01.
See Notes to Financial Statements

AMCAP Fund         27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of AMCAP Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of AMCAP Fund, Inc. (the “Fund”), as of February 28, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMCAP Fund, Inc. as of February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
April 6, 2010

28         AMCAP Fund

Tax information	unaudited
We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended February 28, 2010:

Qualified dividend income	100%

Corporate dividends received deduction	$86,203,000

U.S. government income that may be exempt from state taxation	$347,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2011, to determine the calendar year amounts to be included on their 2010 tax returns. Shareholders should consult their tax advisers.

AMCAP Fund         29

Expense example	unaudited
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009, through February 28, 2010).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30         AMCAP Fund

	Beginning account value 9/1/2009	Ending account value 2/28/2010	Expenses paid during period*	Annualized expense ratio

Class A — actual return	$1,000.00	$1,098.94	$3.80	.73%
Class A — assumed 5% return	1,000.00	1,021.17	3.66	.73

Class B — actual return	1,000.00	1,094.62	7.84	1.51
Class B — assumed 5% return	1,000.00	1,017.31	7.55	1.51

Class C — actual return	1,000.00	1,093.94	8.00	1.54
Class C — assumed 5% return	1,000.00	1,017.16	7.70	1.54

Class F-1 — actual return	1,000.00	1,098.67	3.75	.72
Class F-1 — assumed 5% return	1,000.00	1,021.22	3.61	.72

Class F-2 — actual return	1,000.00	1,100.07	2.60	.50
Class F-2 — assumed 5% return	1,000.00	1,022.32	2.51	.50

Class 529-A — actual return	1,000.00	1,098.60	4.11	.79
Class 529-A — assumed 5% return	1,000.00	1,020.88	3.96	.79

Class 529-B — actual return	1,000.00	1,093.86	8.31	1.60
Class 529-B — assumed 5% return	1,000.00	1,016.86	8.00	1.60

Class 529-C — actual return	1,000.00	1,093.80	8.25	1.59
Class 529-C — assumed 5% return	1,000.00	1,016.91	7.95	1.59

Class 529-E — actual return	1,000.00	1,096.30	5.67	1.09
Class 529-E — assumed 5% return	1,000.00	1,019.39	5.46	1.09

Class 529-F-1 — actual return	1,000.00	1,099.87	3.07	.59
Class 529-F-1 — assumed 5% return	1,000.00	1,021.87	2.96	.59

Class R-1 — actual return	1,000.00	1,094.45	7.84	1.51
Class R-1 — assumed 5% return	1,000.00	1,017.31	7.55	1.51

Class R-2 — actual return	1,000.00	1,093.83	8.05	1.55
Class R-2 — assumed 5% return	1,000.00	1,017.11	7.75	1.55

Class R-3 — actual return	1,000.00	1,097.44	5.51	1.06
Class R-3 — assumed 5% return	1,000.00	1,019.54	5.31	1.06

Class R-4 — actual return	1,000.00	1,098.73	3.90	.75
Class R-4 — assumed 5% return	1,000.00	1,021.08	3.76	.75

Class R-5 — actual return	1,000.00	1,100.54	2.34	.45
Class R-5 — assumed 5% return	1,000.00	1,022.56	2.26	.45

Class R-6 — actual return	1,000.00	1,100.07	2.08	.40
Class R-6 — assumed 5% return	1,000.00	1,022.81	2.01	.40

*          The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

AMCAP Fund         31

Other share class results	unaudited

Classes B, C, F and 529
Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended March 31, 2010 (the most recent calendar quarter-end):	1 year	5 years	10 years1/ Life of class

Class B shares2
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase	48.66%	2.18%	1.72%
Not reflecting CDSC	53.66	2.54	1.72

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	52.65	2.50	2.51
Not reflecting CDSC	53.65	2.50	2.51

Class F-1 shares3 — first sold 3/16/01
Not reflecting annual asset-based fee charged by sponsoring firm	54.98	3.35	3.52

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged by sponsoring firm	55.31	—	4.75

Class 529-A shares4 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	45.88	2.06	3.25
Not reflecting maximum sales charge	54.81	3.28	4.00

Class 529-B shares2,4 — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable only if shares are sold within six years of purchase	48.65	2.09	3.35
Not reflecting CDSC	53.65	2.44	3.35

Class 529-C shares4 — first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	52.56	2.44	3.36
Not reflecting CDSC	53.56	2.44	3.36

Class 529-E shares3,4 — first sold 3/7/02	54.32	2.96	3.20

Class 529-F-1 shares3,4 — first sold 9/17/02
Not reflecting annual asset-based fee charged by sponsoring firm	55.24	3.48	6.99

1	Applicable to Class B shares only. All other share classes reflect results for the life of the class.
2	These shares are not available for purchase.
3	These shares are sold without any initial or contingent deferred sales charge.
4	Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.
Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 and 27 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

32         AMCAP Fund

Board of directors and other officers

“Independent” directors

Name and age	Year first elected a director of the fund1	Principal occupation(s) during past five years	Number of portfolios in fund complex2 overseen by director	Other directorships3 held by director

Louise H. Bryson, 66	2010	Chair of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network; former Executive Vice President and General Manager, Lifetime Movie Network	6	None

Mary Anne Dolan, 63 Chairman of the Board (Independent and Non-Executive)	1998	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner	9	None

James G. Ellis, 63	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	41	Quiksilver, Inc.

Martin Fenton, 74	1990	Chairman of the Board, Senior Resource Group LLC (development and management of senior living communities)	41	None

Leonard R. Fuller, 63	2010	President and CEO, Fuller Consulting (financial management consulting firm)	41	None

William D. Jones, 54	2006	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	6	Sempra Energy; SouthWest Water Company

L. Daniel Jorndt, 68	2010	Retired; former Chairman of the Board and CEO, Walgreen Co. (drug store chain)	3	None

William H. Kling, 68	2006	President and CEO, American Public Media Group	9	None

John G. McDonald, 72	2010	Stanford Investors Professor, Graduate School of Business, Stanford University	12	iStar Financial, Inc.; Plum Creek Timber Co.; Quinstreet, Inc.; Scholastic Corporation; Varian, Inc.

Bailey Morris-Eck, 65	1999	Director and Programming Chair, WYPR Baltimore/Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics; former Senior Associate and head of the Global Policy Initiative, Reuters Foundation	3	None

Olin C. Robison, Ph.D., 73	1998	Fellow, The Oxford Centre for the Study of Christianity and Culture; Director, The Oxford Project on Religion and Public Policy; President Emeritus of the Salzburg Seminar; President Emeritus, Middlebury College	3	American Shared Hospital Services

Steven B. Sample, Ph.D., 69	1999	President, University of Southern California	3	Intermec, Inc.

Kirk P. Pendleton and Mary Myers Kauppila retired from the board in May 2009 and September 2009, respectively. The directors thank Mr. Pendleton and Mrs. Kauppila for their dedication and service to the fund.

“Interested” directors4

Name, age and position with fund	Year first elected a director or officer of the fund 1	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex2 overseen by director	Other directorships3 held by director

Claudia P. Huntington, 58 Vice Chairman of the Board	1992 1994 1996	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None

Timothy D. Armour, 49 President	1996	President and Director, Capital Research and Management Company; Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.5	2	None

Chairman emeritus

James D. Fullerton, 93	Retired; former Chairman of the Board, The Capital Group Companies, Inc. 5

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

AMCAP Fund         33

Other officers

Name, age and position with fund	Year first elected an officer of the fund1	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

Eric S. Richter, 49 Senior Vice President	2008	Vice President — Capital Research Global Investors, Capital Research and Management Company

Paul F. Roye, 56 Senior Vice President	2007
Senior Vice President — Fund Business Management Group, Capital Research and Management Company; Director, American Funds Service Company;5 former Director, Division of Investment Management, United States Securities and Exchange Commission

Barry S. Crosthwaite, 51 Vice President	2006	Senior Vice President — Capital Research Global Investors, Capital Research Company5

C. Ross Sappenfield, 44 Vice President	1999	Senior Vice President — Capital Research Global Investors, Capital Research Company5

James Terrile, 44 Vice President	2006	Senior Vice President — Capital Research Global Investors, Capital Research Company5

Vincent P. Corti, 53 Secretary	1998	Vice President — Fund Business Management Group, Capital Research and Management Company

Karl C. Grauman, 42 Treasurer	2006	Vice President — Fund Business Management Group, Capital Research and Management Company

Courtney R. Taylor, 35 Assistant Secretary	2007	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company

Jeffrey P. Regal, 38 Assistant Treasurer	2003	Vice President — Fund Business Management Group, Capital Research and Management Company

1	Directors and officers of the fund serve until their resignation, removal or retirement.
2
Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations.

3
This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

4
”Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

5	Company affiliated with Capital Research and Management Company.
34         AMCAP Fund

Results of meeting of shareholders held November 24, 2009

Shares outstanding (all classes) on record date (August 28, 2009):	1,232,372,504
Total shares voting on November 24, 2009:	827,787,443	(67.2% of shares outstanding)

Election of board members

Board member*	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld

Timothy D. Armour	801,522,245	96.8%	26,265,198	3.2%
Louise H. Bryson	801,520,101	96.8	26,267,342	3.2
Mary Anne Dolan	801,530,424	96.8	26,257,019	3.2
James G. Ellis	801,492,889	96.8	26,294,554	3.2
Leonard R. Fuller	801,416,873	96.8	26,370,570	3.2
Claudia P. Huntington	801,604,245	96.8	26,183,198	3.2
William D. Jones	801,422,708	96.8	26,364,735	3.2
L. Daniel Jorndt	801,387,857	96.8	26,399,586	3.2
William H. Kling	801,255,726	96.8	26,531,717	3.2
John G. McDonald	801,257,196	96.8	26,530,247	3.2
Bailey Morris-Eck	801,437,688	96.8	26,349,755	3.2
Olin C. Robison	801,366,681	96.8	26,420,762	3.2
Steven B. Sample	801,536,033	96.8	26,251,410	3.2

	Votes for	Percent of outstanding shares voting for	Votes against	Percent of outstanding shares voting against	Votes abstaining		Percent of outstanding shares abstaining

To approve an Agreement and Plan of Reorganization	644,115,909	52.3%	18,699,523	1.5%	164,972,011	†	13.4%

	Votes for	Percent of shares voting for	Votes against	Percent of shares voting against	Votes abstaining		Percent of shares abstaining

To update the fund’s fundamental investment policies regarding:
Borrowing	640,489,389	77.4%	22,680,946	2.7%	164,617,108	†	19.9%
Issuance of senior securities	640,113,789	77.3	22,563,579	2.8	165,110,075	†	19.9
Underwriting	641,403,033	77.5	21,312,553	2.6	165,071,857	†	19.9
Investments in real estate or commodities	639,075,482	77.2	23,833,286	2.9	164,878,675	†	19.9
Lending	638,551,772	77.1	24,250,751	3.0	164,984,920	†	19.9
Industry concentration	641,268,769	77.4	21,211,466	2.6	165,307,208	†	20.0
Elimination of certain policies	638,158,584	77.1	23,499,459	2.8	166,129,400	†	20.1

To approve a policy allowing CRMC to appoint subsidiary advisers for the fund’s day-to-day investment management without additional shareholder approval	635,383,807	76.7	23,897,592	2.9	168,506,044	†	20.4

To approve amendments to the fund’s Investment Advisory and Service Agreement with CRMC	637,041,560	76.9	21,397,943	2.6	169,347,940	†	20.5

To approve a form of Subsidiary Agreement and appointment of one or more subsidiary advisers for the fund	635,741,713	76.8	22,903,200	2.8	169,142,530	†	20.4

To consider a shareholder proposal regarding genocide-free investing	69,725,904	10.3	577,228,206	84.8	33,649,252		4.9
(broker non-votes = 147,184,081)
*          Martin Fenton did not stand for election at the Meeting of Shareholders because he plans to retire in December 2010. †Includes broker non-votes.
†          Includes broker non-votes.

AMCAP Fund         35

Offices of the fund and of the investment adviser
Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071-1406
6455 Irvine Center Drive Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank 270 Park Avenue New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company (Write to the address near you.)
P.O. Box 6007 Indianapolis, IN 46206-6007
P.O. Box 2280 Norfolk, VA 23501-2280

Counsel
O’Melveny & Myers LLP 400 South Hope Street Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP 695 Town Center Drive Suite 1200 Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc. 333 South Hope Street Los Angeles, CA 90071-1406
36         AMCAP Fund

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete February 28, 2010, portfolio of AMCAP Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

AMCAP Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of AMCAP Fund, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2010, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

American Funds®	The right choice for the long term®
What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

▪	A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.
▪	An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.
▪	The multiple portfolio counselor system

Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

▪	Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.
▪	A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

■	Growth funds
Emphasis on long-term growth through stocks
>	AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

■	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

■	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

■	Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

■	Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

■	Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

■	Money market fund
American Funds Money Market FundSM

■	American Funds Target Date Retirement Series®

The Capital Group Companies
American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

Lit. No. MFGEAR-902-0410P Litho in USA AGD/LPT/8051-S20662	Printed on paper containing 10% post-consumer waste Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2009	$74,000
2010	$74,000

b) Audit-Related Fees:
2009	$7,000
2010	$6,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	$7,000
2010	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2009	None
2010	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2009	$1,024,000
2010	$907,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	$6,000
2010	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2009	$2,000
2010	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,390,000 for fiscal year 2009 and $1,340,000 for fiscal year 2010. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

AMCAP Fund®
Investment portfolio

February 28, 2010

Common stocks — 91.89%	Shares	Value (000)

INFORMATION TECHNOLOGY — 27.33%
Microsoft Corp.	20,295,000	$581,655
Oracle Corp.	18,420,000	454,053
Google Inc., Class A1	852,300	448,992
Accenture PLC, Class A	10,060,000	402,098
Yahoo! Inc.1	21,395,000	327,557
Corning Inc.	17,260,000	304,294
Hewlett-Packard Co.	5,400,000	274,266
Cisco Systems, Inc.1	9,169,300	223,089
SAP AG	4,850,000	216,482
Apple Inc.1	920,000	188,250
Automatic Data Processing, Inc.	3,900,000	162,279
MasterCard Inc., Class A	675,000	151,450
Global Payments Inc.	2,934,500	125,626
Intel Corp.	6,000,000	123,180
QUALCOMM Inc.	3,100,000	113,739
McAfee, Inc.1	2,800,000	111,132
Trimble Navigation Ltd.1	3,990,000	107,211
Autodesk, Inc.1	3,460,000	96,465
eBay Inc.1	4,050,000	93,231
NVIDIA Corp.1	5,400,000	87,480
Maxim Integrated Products, Inc.	4,645,000	86,025
Verifone Holdings, Inc.1	4,000,000	77,200
Xilinx, Inc.	2,708,000	69,948
Visa Inc., Class A	800,000	68,224
Texas Instruments Inc.	2,460,000	59,975
Paychex, Inc.	1,975,000	59,131
EMC Corp.1	3,150,000	55,092
Linear Technology Corp.	1,500,000	40,755
Intersil Corp., Class A	2,567,908	38,108
Delta Electronics, Inc.	12,562,830	36,576
Logitech International SA1	2,081,556	32,431
HTC Corp.	3,150,000	31,780
KLA-Tencor Corp.	1,083,000	31,548
Intuit Inc.1	950,000	30,742
Altera Corp.	818,000	19,984
Digital River, Inc.1	503,300	13,232
Applied Materials, Inc.	1,057,000	12,938
FLIR Systems, Inc.1	334,800	8,976
Cadence Design Systems, Inc.1	796,400	4,539
		5,369,733

CONSUMER DISCRETIONARY — 14.88%
Johnson Controls, Inc.	10,239,000	318,433
Omnicom Group Inc.	7,951,000	291,166
Best Buy Co., Inc.	5,650,000	206,225
YUM! Brands, Inc.	5,976,000	201,511
Harman International Industries, Inc.1,2	4,051,200	174,769
Staples, Inc.	6,565,000	169,114
Lowe’s Companies, Inc.	7,117,000	168,744
Apollo Group, Inc., Class A1	2,750,000	164,670
Time Warner Inc.	5,133,333	149,072
Target Corp.	2,650,000	136,528
Tractor Supply Co.1,2	2,025,000	110,808
Harley-Davidson, Inc.	4,181,900	102,917
Bed Bath & Beyond Inc.1	2,400,000	99,864
Time Warner Cable Inc.	2,095,613	97,844
Comcast Corp., Class A, special nonvoting shares	5,280,000	81,787
Carnival Corp., units	2,225,200	80,018
News Corp., Class A	5,000,000	66,850
Texas Roadhouse, Inc.1	4,457,200	59,860
O’Reilly Automotive, Inc.1	1,475,000	57,968
McDonald’s Corp.	700,000	44,695
Expedia, Inc.1	1,500,000	33,360
Williams-Sonoma, Inc.	1,500,000	32,190
P.F. Chang’s China Bistro, Inc.1	700,000	29,708
NIKE, Inc., Class B	400,000	27,040
Life Time Fitness, Inc.1	390,000	9,890
Timberland Co., Class A1	480,000	8,875
		2,923,906

INDUSTRIALS — 13.60%
Precision Castparts Corp.	3,814,924	430,133
General Dynamics Corp.	4,365,000	316,681
Union Pacific Corp.	3,476,100	234,185
Robert Half International Inc.	7,359,000	205,316
United Technologies Corp.	2,850,000	195,652
CSX Corp.	3,801,500	180,419
United Parcel Service, Inc., Class B	2,820,000	165,647
Manpower Inc.	2,606,000	134,261
Copart, Inc.1	2,900,000	103,472
Southwest Airlines Co.	7,385,000	92,903
SGS SA	60,000	80,395
General Electric Co.	5,000,000	80,300
MSC Industrial Direct Co., Inc., Class A	1,660,000	75,646
Serco Group PLC	8,358,000	70,530
FedEx Corp.	790,000	66,960
Gardner Denver, Inc.	1,368,600	59,685
MITIE Group PLC	14,578,000	50,297
MITIE Group PLC3	2,578,000	8,895
Rockwell Collins, Inc.	950,000	53,466
Mine Safety Appliances Co.	810,000	20,566
Iron Mountain Inc.1	685,000	17,728
Cintas Corp.	680,000	16,857
Landstar System, Inc.	300,000	11,967
		2,671,961

HEALTH CARE — 11.02%
Medtronic, Inc.	9,970,000	432,698
McKesson Corp.	4,600,000	272,090
Hologic, Inc.1	12,001,100	207,019
Roche Holding AG	865,000	144,597
Medco Health Solutions, Inc.1	2,000,000	126,480
Abbott Laboratories	2,000,000	108,560
Endo Pharmaceuticals Holdings Inc.1	4,606,300	104,793
Beckman Coulter, Inc.	1,565,100	102,608
Aetna Inc.	3,379,100	101,339
Becton, Dickinson and Co.	1,200,000	93,444
UnitedHealth Group Inc.	2,500,000	84,650
Merck & Co., Inc.	1,931,945	71,250
Myriad Genetics, Inc.1	2,847,009	65,481
Allergan, Inc.	780,000	45,576
ResMed Inc.1	690,000	39,385
Cochlear Ltd.	600,000	34,118
Johnson & Johnson	500,000	31,500
Inverness Medical Innovations, Inc.1	787,000	30,709
Amgen Inc.1	377,700	21,382
Boston Scientific Corp.1	2,547,890	19,721
Illumina, Inc.1	420,000	15,254
Integra LifeSciences Holdings Corp.1	300,000	11,940
		2,164,594

FINANCIALS — 7.61%
Capital One Financial Corp.	6,000,000	226,500
State Street Corp.	4,852,200	217,912
Wells Fargo & Co.	7,479,600	204,492
Bank of New York Mellon Corp.	7,136,000	203,519
JPMorgan Chase & Co.	3,950,000	165,782
American Express Co.	3,500,000	133,665
Arthur J. Gallagher & Co.	3,525,000	83,648
Cullen/Frost Bankers, Inc.	1,250,000	67,687
Zions Bancorporation	3,487,000	64,649
Portfolio Recovery Associates, Inc.1,2	990,600	52,829
PNC Financial Services Group, Inc.	795,000	42,739
Northern Trust Corp.	620,000	33,040
		1,496,462

ENERGY — 6.61%
Schlumberger Ltd.	5,440,000	332,384
EOG Resources, Inc.	1,667,900	156,866
FMC Technologies, Inc.1	2,420,000	135,932
Apache Corp.	1,300,000	134,732
Baker Hughes Inc.	2,469,300	118,329
Chevron Corp.	1,100,000	79,530
Devon Energy Corp.	1,100,000	75,746
ConocoPhillips	1,363,000	65,424
Marathon Oil Corp.	2,240,000	64,848
Smith International, Inc.	900,000	36,891
Murphy Oil Corp.	700,000	36,330
BJ Services Co.	1,000,000	21,850
BG Group PLC	1,180,000	20,599
Hess Corp.	313,000	18,404
		1,297,865

CONSUMER STAPLES — 4.54%
PepsiCo, Inc.	3,042,481	190,064
CVS/Caremark Corp.	5,500,000	185,625
L’Oréal SA	1,450,000	150,187
Philip Morris International Inc.	2,500,000	122,450
Avon Products, Inc.	2,950,000	89,798
Walgreen Co.	2,000,000	70,480
Whole Foods Market, Inc.1	1,350,000	47,911
Altria Group, Inc.	1,750,000	35,210
		891,725

MATERIALS — 2.05%
Barrick Gold Corp.	2,500,000	94,150
AptarGroup, Inc.	2,100,000	80,913
Monsanto Co.	1,056,003	74,607
Ecolab Inc.	1,560,000	65,738
Vulcan Materials Co.	1,450,000	62,944
AK Steel Holding Corp.	784,400	16,888
Praxair, Inc.	95,431	7,171
		402,411

TELECOMMUNICATION SERVICES — 0.44%
Telephone and Data Systems, Inc., special common shares	1,658,400	47,082
Telephone and Data Systems, Inc.	390,900	12,200
United States Cellular Corp.1	734,300	26,897
		86,179

MISCELLANEOUS — 3.81%
Other common stocks in initial period of acquisition		749,045

Total common stocks (cost: $14,759,597,000)		18,053,881

Convertible securities — 0.00%

CONSUMER DISCRETIONARY — 0.00%
Johnson Controls, Inc. 11.50% convertible preferred 2012, units	4,600	722

Total convertible securities (cost: $230,000)		722

	Principal amount
Short-term securities — 8.00%	(000)

Fannie Mae 0.085%–0.35% due 3/24–10/4/2010	$385,721	385,589
Freddie Mac 0.12%–0.435% due 4/7–9/1/2010	258,300	258,176
Federal Home Loan Bank 0.08%–0.14% due 3/3–5/21/2010	253,500	253,469
U.S. Treasury Bills 0.085%–0.28% due 3/25–8/26/2010	225,600	225,519
Jupiter Securitization Co., LLC 0.13%–0.19% due 3/1–5/12/20103	92,600	92,552
Ranger Funding Co. LLC 0.17% due 4/20/20103	25,000	24,994
Enterprise Funding Co. LLC 0.17% due 3/18/20103	11,700	11,699
Bank of America Corp. 0.18% due 4/12/2010	7,900	7,898
Walt Disney Co. 0.12%–0.14% due 3/8–4/6/20103	41,200	41,196
Coca-Cola Co. 0.17%–0.19% due 3/15–6/21/20103	36,161	36,147
Procter & Gamble International Funding S.C.A. 0.10% due 3/16/20103	30,000	29,999
Harvard University 0.12% due 3/19/2010	27,234	27,232
John Deere Credit Ltd. 0.11% due 3/2/20103	25,800	25,800
Hewlett-Packard Co. 0.10% due 3/19/20103	25,500	25,499
Private Export Funding Corp. 0.13% due 4/28/20103	25,100	25,094
Paccar Financial Corp. 0.15%–0.16% due 3/25–4/15/2010	23,450	23,446
Straight-A Funding LLC 0.14% due 3/22/20103	23,000	22,998
NetJets Inc. 0.13% due 4/19/20103	20,400	20,396
Johnson & Johnson 0.12% due 3/18/20103	19,500	19,499
General Electric Capital Services, Inc. 0.23% due 5/7/2010	8,200	8,197
Emerson Electric Co. 0.10% due 3/24/20103	5,377	5,377

Total short-term securities (cost: $1,570,680,000)		$1,570,776

Total investment securities (cost: $16,330,507,000)		19,625,379
Other assets less liabilities		22,225

Net assets		$19,647,604

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Represents an affiliated company as defined under the Investment Company Act of 1940.
3Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $390,145,000, which represented 1.99% of the net assets of the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-902-0410O-S21507

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
AMCAP Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of AMCAP Fund, Inc. (the “Fund”) as of February 28, 2010, and for the year then ended and have issued our report thereon dated April 6, 2010, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of February 28, 2010, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
April 6, 2010

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMCAP FUND, INC.

By /s/ Claudia P. Huntington
Claudia P. Huntington, Vice Chairman and Principal Executive Officer

Date: April 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Claudia P. Huntington
Claudia P. Huntington, Vice Chairman and Principal Executive Officer

Date: April 30, 2010

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: April 30, 2010